Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On September 10, 2014, Control4 Corporation (“Control4” or the “Company”), through its wholly owned subsidiary, Control4 EMEA, LTD (“Control4 EMEA”), completed the acquisition of Extra Vegetables Limited, a company incorporated in England and Wales (“Extra Vegetables”), pursuant to a Stock Purchase Agreement dated August 28, 2014, by and among Control4 EMEA and all of the shareholders of Extra Vegetables (the “Purchase Agreement”).

The unaudited pro forma condensed combined balance sheet as of June 30, 2014 and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2014, and the year ended December 31, 2013, are based on the historical financial statements of the Company and Extra Vegetables after giving effect to the Company’s acquisition of Extra Vegetables and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

The Company’s fiscal year end is December 31 and Extra Vegetables’ fiscal year end is January 31. Accordingly, the unaudited pro forma condensed combined balance sheet as of June 30, 2014 combines the Company’s historical unaudited condensed consolidated balance sheet as of June 30, 2014 and Extra Vegetables’ historical unaudited condensed balance sheet as of July 31, 2014 translated from pounds sterling into U.S. dollars using a conversion rate of £1=$1.6929, which was the spot exchange rate as of July 31, 2014. Furthermore, the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2014 combines the Company’s historical results for the six months ended June 30, 2014 with Extra Vegetables’ historical results for the six months ended July 31, 2014 translated from pounds sterling into U.S. dollars using a conversion rate of £1=$1.6792, which was the average of the daily exchange rates for the period from February 1, 2014 through July 31, 2014. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013 combines the Company’s historical results for the calendar year ended December 31, 2013 with Extra Vegetables’ historical results for the fiscal year ended January 31, 2014 translated from pounds sterling into U.S. dollars using a conversion rate of £1=$1.5684, which was the average of the daily exchange rates for the period from February 1, 2013 through January 31, 2014.

The unaudited pro forma condensed combined balance sheet is presented as if the acquisition of Extra Vegetables had occurred on June 30, 2014. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2014 is presented as if the acquisition of Extra Vegetables had occurred on January 1, 2014. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013 is presented as if the acquisition of Extra Vegetables had occurred on January 1, 2013.

The preliminary allocation of the consideration transferred used in the unaudited pro forma condensed combined financial statements is based upon preliminary estimates. The preliminary amount of consideration transferred is subject to potential adjustments in the event that the accounts receivable becomes uncollectible or preliminary estimates of accrued liabilities, including income taxes payable, are inaccurate. The Company expects the allocation of the consideration transferred to be final within the measurement period (up to one year from the acquisition date).

The unaudited pro forma condensed combined financial statements, including the notes thereto, do not reflect any potential cost savings or other synergies that could result from the merger. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations for future periods or the results that would have been achieved if the merger had been consummated on the dates indicated. The pro forma adjustments are based upon information and assumptions available at the time of filing this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company and other financial information pertaining to the Company contained in its Annual Report on Form 10-K for the year ended December 31, 2013, historical condensed consolidated financial statements and notes thereto of the Company contained in its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2014, and Extra Vegetables’ historical financial statements and notes thereto for the fiscal year ended January 31, 2014, included as Exhibit 99.1 in this Current Report on Form 8–K/A.

CONTROL4 CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF JUNE 30, 2014

(in thousands, except share data)

		Extra	Pro Forma	Adjustment	Pro Forma
	Control4	Vegetables	Adjustments	Reference	Combined

Assets
Current assets:
Cash and cash equivalents	$18,413	$718	$(882)	(A)	$18,249
Short-term investments	47,573	—	—		47,573
Accounts receivable, net	16,692	—	—		16,692
Inventories	15,990	—	—		15,990
Prepaid expenses and other current assets	2,187	20	—		2,207
Total current assets	100,855	738	(882)		100,711
Long-term investments	22,543	—	—		22,543
Other assets	5,961	3	535	(B) (C) (D)	6,499
Total assets	$129,359	$741	$(347)		$129,753
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$12,517	$7	$—		$12,524
Accrued liabilities	6,399	387	—		6,786
Deferred revenue	729	—	—		729
Current portion of notes payable	1,089	—	—		1,089
Total current liabilities	20,734	394	—		21,128
Notes payable	1,322	—	—		1,322
Other long-term liabilities	434	—	—		434
Total liabilities	22,490	394	—		22,884
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.0001 par value; 500,000,000 shares authorized; 23,790,827 shares issued and outstanding at June 30, 2014 (unaudited)	2	—	—		2
Additional paid-in capital	207,450	—	—		207,450
Accumulated deficit	(100,612)	347	(347)	(E)	(100,612)
Accumulated other comprehensive income	29	—	—		29
Total stockholders’ equity	106,869	347	(347)		106,869
Total liabilities and stockholders’ equity	$129,359	$741	$(347)		$129,753

See accompanying notes to unaudited pro forma condensed combined financial statements.

CONTROL4 CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014

(in thousands, except per share data)

	Historical		Pro Forma	Adjustment	Pro Forma
	Control4	Extra Vegetables	Adjustments	Reference	Combined

Revenue	$68,516	$764	$—		$69,280
Cost of revenue	33,313	—	—		33,313
Cost of revenue — inventory purchase commitment	—	—	—		—
Gross margin	35,203	764	—		35,967
Operating expenses:
Research and development	13,872	64	—		13,936
Sales and marketing	12,665	54	—		12,719
General and administrative	7,128	46	77	(G)	7,251
Litigation settlement	35	—	—		35
Total operating expenses	33,700	164	77		33,941
Income from operations	1,503	600	(77)		2,026
Other income (expense):
Interest, net	1	—	—		1
Other income (expense), net	71	(12)	—		59
Total other income (expense)	72	(12)	—		60
Income before income taxes	1,575	588	(77)		2,086
Income tax expense	(103)	(128)	16	(H)	(215)
Net income	$1,472	$460	$(61)		$1,871
Net income per common share:
Basic	$0.06				$0.08
Diluted	$0.06				$0.07
Weighted-average number of shares:
Basic	23,417				23,417
Diluted	25,709				25,709

See accompanying notes to unaudited pro forma condensed combined financial statements.

CONTROL4 CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(in thousands, except per share data)

	Historical		Pro Forma	Adjustment	Pro Forma
	Control4	Extra Vegetables	Adjustments	Reference	Combined

Revenue	$128,511	$1,283	$—		$129,794
Cost of revenue	64,234	—	—		64,234
Cost of revenue — inventory purchase commitment	(380)	—	—		(380)
Gross margin	64,657	1,283	—		65,940
Operating expenses:
Research and development	24,979	121	—		25,100
Sales and marketing	21,975	113	—		22,088
General and administrative	12,387	75	155	(F)	12,617
Litigation settlement	440	—	—		440
Total operating expenses	59,781	309	155		60,245
Income from operations	4,876	974	(155)		5,695
Other income (expense):
Interest, net	(454)	2	—		(452)
Other income (expense), net	(671)	(25)	—		(696)
Total other income (expense)	(1,125)	(23)	—		(1,148)
Income before income taxes	3,751	951	(155)		4,547
Income tax expense	(248)	(205)	34	(H)	(419)
Net income	$3,503	$746	$(121)		$4,128
Net income per common share:
Basic	$0.33				$0.39
Diluted	$0.16				$0.19
Weighted-average number of shares:
Basic	10,609				10,609
Diluted	22,263				22,263

See accompanying notes to unaudited pro forma condensed combined financial statements.

Control4 Corporation

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1. Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission.

The Company accounts for business combinations pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805, Business Combinations. In accordance with ASC 805, the Company recognizes separately from goodwill, the identifiable assets acquired, the liabilities assumed, and any noncontrolling interests in an acquiree, generally at the acquisition date fair value as defined by ASC 820, Fair Value Measurements and Disclosures. Goodwill as of the acquisition date is measured as the excess of consideration fair value transferred and the net of the identifiable assets acquired and the liabilities assumed at the acquisition date.

The Company has made significant assumptions and estimates in determining the consideration transferred and the preliminary allocation of the consideration transferred in the unaudited pro forma condensed combined financial statements. These preliminary estimates and assumptions are subject to change during the measurement period (up to one year from the acquisition date) as the Company finalizes the valuation of certain tangible and intangible assets acquired and liabilities assumed in connection with the acquisition primarily related to tax matters. These changes could result in material variances between the Company’s future financial results and the amounts presented in these unaudited pro forma condensed combined financial statements, including variances in fair values recorded, as well as expenses and cash flows associated with these items.

The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the Extra Vegetables acquisition been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operations or financial position. The unaudited pro forma condensed combined financial statements have been adjusted to give effect to pro forma events that are (i) directly attributable to the acquisitions, (ii) factually supportable, and (iii) with respect to the statement of operations, expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial statements do not reflect any operating efficiencies and associated cost savings that the Company may achieve with respect to the combined companies. The unaudited pro forma condensed combined financial statements should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes included in its Annual Report on Form 10-K for the year ended December 31, 2013, historical condensed consolidated financial statements and notes thereto of the Company contained in its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2014, and Extra Vegetables’ historical financial statements and notes thereto for the fiscal year ended January 31, 2014.

2. Extra Vegetables Acquisition

On September 10, 2014, Control4 Corporation (“Control4” or the “Company”), through its wholly owned subsidiary, Control4 EMEA, LTD (“Control4 EMEA”), completed the acquisition of Extra Vegetables Limited, a company incorporated in England and Wales (“Extra Vegetables”), pursuant to a Stock Purchase Agreement dated August 28, 2014, by and among Control4 EMEA and all of the shareholders of Extra Vegetables (the “Purchase Agreement”).

The total purchase price for Control4’s acquisition of Extra Vegetables was $882,246 in cash, which included a base purchase price of $675,000 and $207,246 as payment for the Company’s net working capital. The purchase price of this acquisition was funded by Control4’s cash and cash equivalents.

Preliminary Allocation of Consideration Transferred

Total consideration transferred was allocated to tangible and identifiable intangible assets acquired and liabilities assumed based on their preliminary fair values at the acquisition date as set forth below, with such preliminary fair values being subject to final review and analysis and consideration of the tax implications of the fair value allocations. While, from the acquisition date, the Extra Vegetables products will be provided to the Company’s customers without charge of a separate fee, the Company believes that the acquisition of Extra Vegetables will strengthen the Company’s interoperability development efforts for the connected home, accelerate the development and time-to-market for essential third-party device drivers, offer more comprehensive technical support, deliver better functionality, and provide more integration opportunities, while eliminating complexity for the Company’s dealers and distributors managing multiple vendors, licensing, and permission models. Management estimated the fair values of tangible and intangible asset and liabilities in accordance with the applicable accounting guidance for business combinations. The preliminary amount of consideration transferred is subject to potential adjustments in the event that the accounts receivable becomes uncollectible or preliminary estimates of accrued liabilities, including income taxes payable, are inaccurate. The Company expects the allocation of the consideration transferred to be final within the measurement period (up to one year from the acquisition date).

The Company’s preliminary allocation of consideration transferred for Extra Vegetables is as follows (in thousands):

Estimated Fair Value
Cash	$265,030
Other assets acquired	124,727
Intangible assets	596,000
Goodwill	79,000
Total assets acquired	1,064,757
Taxes payable	175,250
Other liabilities assumed	7,261
Total net assets acquired	$882,246

3. Pro Forma Adjustments

The unaudited pro forma condensed combined balance sheet and statement of operations give effect to the following pro forma adjustments:

(A)                               Adjustment to record the cash consideration transferred to the former Extra Vegetables stockholders.

(B)                               Adjustment to re-measure the acquired assets to their fair value and to conform to Control4’s accounting policies.

(C)                               Adjustment to record the preliminary fair value of the following identifiable intangible assets:

Intangible Asset
Amount
Developed Technology	$574,000
Non-compete Agreements	22,000
Total	$596,000

(D)                               Adjustment to record goodwill.

(E)                                Adjustments to record the elimination of Extra Vegetables’ historical stockholders’ equity.

(F)                                 Adjustment to record the amortization expense related to the intangible assets acquired as if the acquisition had occurred on January 1, 2013. Estimated amortization expense by intangible asset category and the respective estimated useful life of each intangible asset category are shown below:

	Intangible Asset	Estimated	Estimated
	Amount	Useful Life	Amortization Expense
Developed Technology	$574,000	4 years	$143,500
Non-compete Agreements	22,000	2 years	11,000
Total	$596,000		$154,500

(G)                               Adjustment to record the amortization expense related to the intangible assets acquired as if the acquisition had occurred on January 1, 2014. Estimated amortization expense by intangible asset category and the respective estimated useful life of each intangible asset category are shown below:

	Intangible Asset	Estimated	Estimated
	Amount	Useful Life	Amortization Expense
Developed Technology	$574,000	4 years	$71,750
Non-compete Agreements	22,000	2 years	5,500
Total	$596,000		$77,250

(H)                          Reflects the estimated tax benefit that would have been recognized as a result of the assumed reduction of taxable income.